UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2009

WELLPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The Stock and Interest Purchase Agreement

On April 13, 2009, WellPoint, Inc., an Indiana corporation (“WellPoint”), announced that it had entered into a Stock and Interest Purchase Agreement, dated as of April 9, 2009 (the “Agreement”), with Express Scripts, Inc., a Delaware corporation (“Express Scripts”).

Pursuant to the transactions contemplated under the Agreement (the “Sale”), and subject to the terms and conditions of the Agreement, which has been approved by the Board of Directors of each of WellPoint and Express Scripts, (1) Community Insurance Company, an Ohio corporation and an indirect, wholly-owned subsidiary of WellPoint, will sell all of its interests in NextRx, LLC, an Ohio limited liability company, and (2) UNICARE Specialty Services, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of WellPoint, will sell the stock of each of (a) NextRx Services, Inc., a New York corporation, and (b) NextRx, Inc., a Delaware corporation (collectively, the “Sold Entities”), in each case, to Express Scripts, for an aggregate amount of $4.675 billion, consisting of an aggregate of $3.275 billion in cash (subject to customary working capital and indebtedness adjustments) and shares of common stock, par value $0.01, of Express Scripts with an aggregate value of $1.400 billion.

Express Scripts and WellPoint have made customary representations, warranties and covenants in the Agreement. The Agreement is not subject to any financing condition. In connection with the execution of the Agreement, Express Scripts has obtained debt financing commitments pursuant to a debt commitment letter (the “Debt Commitment Letter”) for the transactions contemplated by the Agreement.

Consummation of the Sale is subject to customary conditions, including, among others, (i) absence of any law or order preventing or prohibiting the consummation of the Sale, (ii) receipt of U.S. antitrust and any other required regulatory approvals and the absence of the imposition of any burdensome term or condition on WellPoint in connection with the receipt of such approvals, (iii) the other party’s representations and warranties in the Agreement being true and correct, subject to the materiality standards contained in the Agreement, (iv) material compliance of the other party with its covenants, (v) receipt by Express Script from WellPoint of audited combined financial statements of the Sold Entities relating to the year 2008, showing that the financial condition of the Sold Entities presented in such financial statement is not materially worse, in the aggregate, than the financial condition of the Sold Entities presented in the unaudited combined financial statements of the Sold Entities that were delivered to Express Scripts by WellPoint prior to the execution of the Agreement, and (vi) completion of certain specified build outs and other modifications to the systems capabilities of each of WellPoint and Express Scripts to the reasonable satisfaction of Express Scripts, provided, that this condition shall be deemed to be satisfied from and after December 31, 2009.

The Agreement contains customary indemnification obligations by each party. In addition, the Agreement contains certain termination rights for both WellPoint and Express Scripts, and further provides that, upon termination of the Agreement under specified circumstances relating to U.S. antitrust approval, Express Scripts may be required to pay WellPoint a termination fee of $50,000,000.

In connection with the Agreement, at closing, Express Scripts and WellPoint will also enter into (i) a 10-year pharmacy benefits management contract pursuant to which Express Scripts will provide certain pharmacy benefit management services to WellPoint, (ii) a transition services agreement pursuant to which WellPoint will temporarily provide certain transition services, primarily information technology and related services, to Express Scripts post-closing in support of the pharmacy benefits management business and (iii) a registration rights agreement with respect to the Express Scripts’s common stock WellPoint will receive as part of the purchase price for the Sale, pursuant to which Express Scripts is required to register certain sales by WellPoint of Express Scripts’s common stock following the consummation of the Sale.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The terms and information in the Agreement should not be relied on as disclosure about WellPoint or Express Scripts without consideration of the periodic and current reports and statements that WellPoint and Express Scripts file with the SEC. The terms of the Agreement (such as the representations and warranties) govern the contractual rights and relationships, and allocate risks, among the parties in relation to the Sale. In particular, the representations and warranties made by the parties to each other in the Agreement reflect negotiations between the parties and, in certain cases, merely represent allocation decisions among the parties and may not be statements of fact. As such, the representations and warranties are solely for the benefit of the parties to the Agreement and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact.

A copy of the joint press release announcing the signing of the Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Exhibit
2.1	Stock and Interest Purchase Agreement, dated April 9, 2009, by and between Express Scripts, Inc. and WellPoint, Inc.

99.1	Joint Press Release, dated April 13, 2009, issued by WellPoint, Inc. and Express Scripts, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2009

WELLPOINT, INC.

By:	/s/ John Cannon
Name:	John Cannon
Title:	EVP, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1	Stock and Interest Purchase Agreement, dated April 9, 2009, by and between Express Scripts, Inc. and WellPoint, Inc.

99.1	Joint Press Release, dated April 13, 2009, issued by WellPoint, Inc. and Express Scripts, Inc.

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